SEMI ANNUAL REPORT


                               September 30, 1998


                          TEMPLETON DRAGON FUND, INC.



[FRANKLIN TEMPLETON LOGO]

PAGE

[FRANKLIN TEMPLETON CELEBRATING OVER 50 YEARS LOGO]


Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds which are managed by many of the investment professionals he selected and trained.



[PICTURE OF J. MARK MOBIUS]

J. MARK MOBIUS, PH.D.
President
Templeton Dragon Fund, Inc.


Dr. Mobius, a German citizen, has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.

PAGE

SHAREHOLDER LETTER


Your Fund's Objective: Templeton Dragon Fund seeks long-term capital appreciation by investing at least 45% of its total assets in the equity securities of "China companies," as defined in the Fund's prospectus.


Dear Shareholder:

This semiannual report of Templeton Dragon Fund covers the six-month period ended September 30, 1998. During the reporting period, Hong Kong's Special Administrative Region (SAR) was battered by the Asian economic crisis and experienced increased unemployment and its worst recession in 13 years. As property prices dropped, the Hong Kong SAR government considered measures to encourage home buying. Initially, it rejected stimuli, such as increased aid to first-time home buyers. But as conditions failed to improve, legislation was passed reducing the deposit required for initial home purchases and removing the cap on mortgage holdings by domestic banks. The government also announced a cessation of land auctions until 1999 as a way of easing downward




You will find a complete listing of the Fund's holdings, including the dollar value and number of shares or principal amount, beginning on page 10 of this report.


CONTENTS

Shareholder Letter ..........  1

Performance Summary .........  7

Financial Highlights &
Statement of Investments ....  9

Financial Statements ........ 16

Notes to Financial
Statements .................. 19

FUND CATEGORY

[FUND CATEGORY PYRAMID GRAPH]

PAGE


GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
9/30/98


[GEOGRAPHIC DISTRIBUTION PIE CHART]

Hong Kong Shares          55.7%
China B-Shares            16.1%
Thailand Shares            2.8%
Singapore Shares           1.6%
Other Shares               1.7%
Short-Term Investments
  and Other Net Assets    22.1%

pressure on land prices. The Hong Kong dollar came under significant pressure shortly after Russia devalued the ruble. However, the SAR government actively intervened in the equities and index futures markets in defense of the Hong Kong dollar, and was believed to have spent nearly 15% of its foreign reserve fund acquiring blue chip stocks and futures in an effort to discourage speculators. The foreign reserve fund is used to maintain the currency peg to the U.S. dollar, and use of it by the government for market intervention has increased speculation that the currency peg may not hold much longer.

Shortly after the Hong Kong intervention, the Malaysian government imposed strict controls on currency movements in and out of Malaysia. As of October 1, 1998, Malaysian ringgit held outside the country will be considered invalid, while the transfer of funds by foreigners within Malaysia will be strictly regulated. Restrictions also were placed on foreign investment in the stock market. From September 1, 1998, all Malaysian stocks held by foreigners must be held for at least one year after purchase before U.S. dollar proceeds can be remitted out of the country. If sold before the end of the one-year period, the initial investment must be held in an account in Malaysia for one year after the sale date.

The devaluation of other Asian currencies contributed to a slowdown in the economy of mainland China during the reporting period, as Chinese products at home and abroad faced increased competition from other Asian countries. In an effort to combat this slowing growth, the Chinese government announced a number of infrastructure projects and an easing in the restructuring of state-owned companies. During the period, China experienced some of the


2

PAGE


worst flooding in its history. This severely affected several regions of the country that contribute significantly to the nation's industrial output and gross domestic product.

Within this environment, most Asian equity markets declined significantly, with several falling precipitously. Templeton Dragon Fund posted a six-month cumulative total return of -41.10% in market-price terms and -34.55% in terms of net asset value, as discussed in the Performance Summary on page 7. This was in line with benchmark indices, such as the Morgan Stanley Capital International China Free Index, which reported a return of -43.74% for the same period.(1)

At the end of the reporting period, 55.7% of the Fund's total net assets were invested in Hong Kong, 16.1% in Chinese markets, 2.8% in Thailand, 1.6% in Singapore and less than 1% each in Malaysia and the Philippines. The Fund's largest position was HSBC Holdings Plc., the holding company for one of the world's largest banking firms.

Looking forward, we expect Hong Kong to be among the first to recover from the region's crisis as falling costs, in the form of lower rents, wages and product prices, could help to improve its competitiveness internationally. Also, the level of corporate borrowing in Hong Kong is relatively low compared to that in the rest of Asia, indicating that a devaluation of its currency, if it were to happen, likely would not, in our opinion, result in the severe ballooning of debt seen in countries such as South Korea and Thailand.


 TOP 10 HOLDINGS
 9/30/98

 COMPANY,                          % OF TOTAL
 INDUSTRY, COUNTRY*                NET ASSETS

 HSBC Holdings Plc.,
 Banking, Hong Kong                    12.1%

 Cheung Kong Holdings Ltd.,
 Multi-Industry, Hong Kong              6.3%

 Dairy Farm International
 Holdings Ltd.,
 Merchandising, Hong Kong               5.6%

 Hong Kong Electric Holdings Ltd.,
 Utilities Electrical & Gas,
 Hong Kong                              3.7%

 Hang Lung Development Co. Ltd.,
 Real Estate, Hong Kong                 3.4%

 Hutchison Whampoa Ltd.,
 Multi-Industry, Hong Kong              2.9%

 New World Development Co. Ltd.,
 Real Estate, Hong Kong                 2.8%

 China Resources Enterprises Ltd.,
 Multi-Industry, China                  2.6%

 Citic Pacific Ltd.,
 Multi-Industry, Hong Kong              2.4%

 Yue Yuen Industrial (Holdings) Ltd.,
 Recreation & Other Consumer
 Goods, Hong Kong                       2.1%


* Hong Kong reverted to the sovereignty of China on July 1, 1997.


1. Source: Bloomberg. The Index is unmanaged and is used to measure market performance. Return is measured in U.S. dollars and includes reinvested dividends. One cannot invest directly in an index.


                                                                               3

PAGE


Of course, investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. Investing in "China companies" is no exception and entails special considerations, including risks related to market and currency volatility, adverse economic, social and political developments, and the relatively small size and lesser liquidity of the markets involved. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong equity market has increased 939% in the last 15 years, but has suffered five declines of more than 20% during that time.(2)

This discussion reflects our views, opinions and portfolio holdings as of September 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you better understand our investment and management philosophy.

Although China and Hong Kong face significant challenges in the years ahead, we are optimistic about the long-term prospects of these markets and the Fund. Thank you for investing in Templeton Dragon Fund. We appreciate your confidence and welcome your comments.

Sincerely,



/S/ J. Mark Mobius
---------------------------
J. Mark Mobius, Ph.D.
President
Templeton Dragon Fund, Inc.



2. Source: Bloomberg. Based on quarterly percentage price change over 15 years ended September 30, 1998. Market returns are measured in Hong Kong dollars.


4

PAGE


IMPORTANT NOTICE TO SHAREHOLDERS


INTRODUCTION OF THE EURO. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the Euro, which will replace the national currency for participating member countries. If the Fund holds investments in countries with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

The process to establish the Euro may result in market volatility. It is not possible to predict the impact of the Euro on the business or financial condition of European issuers or on the Fund. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the Fund holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

Franklin Resources, Inc. has created an interdepartmental team to handle all Euro-related changes to enable the Franklin Templeton Funds to process transactions accurately and completely with minimal disruption to business activities. While there can be no assurance that the Fund will not be adversely affected, the manager and its affiliated service providers are taking steps that they believe are reasonably designed to address the Euro issue.

THE YEAR 2000 ISSUE. The Fund's business operations use a worldwide network of computer systems. Many of them have date fields that use two digits to represent the date and these systems must be replaced or modified, so that they can distinguish the year 1900 from the year 2000 (commonly referred to as the Year 2000 bug).

When the year 2000 arrives, the Fund's operations could be affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the Fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The Fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker/dealers or foreign markets are not ready for the year 2000.

The Fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to get ready for Year 2000. Of course, the Fund's ability to reduce the effects of Year 2000 issues is also very much dependent upon the efforts of third parties.


In evaluating current and potential portfolio positions, Year 2000 is one of the factors that the Fund's manager takes into consideration. It will rely upon public filings and other statements made by companies regarding their Year 2000 readiness. Issuers in countries outside the U.S., and in particular in emerging markets, may not be required to make the level of disclosure regarding Year 2000 readiness that is required in the U.S. Like with many other matters, the manager, of course, cannot audit each portfolio company and its major suppliers, and so cannot verify their Year 2000 readiness. If the value of a Fund investment is adversely affected by a Year 2000 problem, the net asset value of the Fund will be affected as well.

                                                                               5

PAGE


MANAGED DISTRIBUTION POLICY. On July 22, 1998, the Board of Directors of the Fund adopted a managed distribution policy under which approximately 10% of the Fund's average net asset value would be distributed on an annual basis as described below. Based on the experience of other closed-end investment companies that have adopted similar policies, and consistent with its ongoing efforts to enhance shareholder value, the Board adopted this policy in an effort to address the market discount of the Fund's share price to net asset value.

Under the managed distribution policy, the Fund intends to make quarterly distributions to Fund shareholders equal to 2.5% of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to the declaration date. If the total amount distributed exceeds the Fund's aggregate net investment income and net realized capital gains with respect to a given year, the excess amount distributed generally will constitute a return of capital. On October 7, 1998, the Fund applied to the Securities and Exchange Commission ("SEC") for exemptive relief to permit the Fund to use realized capital gains when making quarterly distributions. The application is currently pending review by the SEC staff. Shareholders who participate in the Fund's dividend reinvestment and cash purchase plan will receive their distributions in additional shares of the Fund. The first distribution under this new policy was paid on September 15, 1998, to all shareholders of record on September 3, 1998.

REPURCHASE PROGRAM. On October 18, 1997, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund, from time to time, at the discretion of management may purchase up to an aggregate of 5.4 million shares of the Fund's Common Stock (approximately 10% of the shares outstanding on October 17, 1997) in open-market transactions. This authorization remains in effect.

6

PAGE


PERFORMANCE SUMMARY


In market-price terms, Templeton Dragon Fund posted a -41.10% cumulative total return for the six-month period ended September 30, 1998. Based on the change in net asset value (in contrast to market price), the Fund posted a -34.55% cumulative total return for the same period. Both total return figures assume reinvestment of all distributions in accordance with the dividend reinvestment and cash purchase plan.

During the reporting period, the Fund's closing price on the New York Stock Exchange decreased $4.9375 per share, from $11.3750 on March 31, 1998, to $6.4375 on September 30, 1998, while the net asset value decreased $5.04 per share, from $13.58 to $8.54.

Templeton Dragon Fund shareholders received per-share distributions of 28.43 cents ($0.2843) in income dividends. Although the Board of Directors adopted a managed distribution policy for the Fund, distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

Past performance is not predictive of future results.

                                                                               7

PAGE


  TEMPLETON DRAGON FUND
  Periods ended 9/30/98

                                                                          SINCE
                                                                        INCEPTION
                                                      1-YEAR   3-YEAR   (9/21/94)
---------------------------------------------------------------------------------
  Cumulative Total Return(1)
    Based on change in net asset value               -52.63%   -27.49%   -22.84%
    Based on change in market price                  -54.27%   -35.52%   -45.31%
  Average Annual Total Return(2)
    Based on change in net asset value               -52.63%   -10.15%   -6.24%
    Based on change in market price                  -54.27%   -13.60%   -13.91%

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

All calculations assume reinvestment of distributions, either at net asset value or at market price on the reinvestment date, in accordance with the dividend reinvestment and cash purchase plan, and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company investing in "China companies," the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.



Past performance is not predictive of future results.

8




PAGE

TEMPLETON DRAGON FUND, INC.
Financial Highlights

                                                      SIX MONTHS ENDED                      YEAR ENDED MARCH 31,
                                                     SEPTEMBER 30, 1998      --------------------------------------------------
                                                        (UNAUDITED)            1998          1997          1996         1995+
                                                     --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period...........               $13.58           $18.25        $15.73        $13.97        $14.10
                                                     --------------------------------------------------------------------------
Income from investment operations:
 Net investment income.........................                .24                .37           .34           .37           .22
 Net realized and unrealized gains (losses)....              (4.99)             (3.58)         2.82          1.92          (.22)
                                                     --------------------------------------------------------------------------
Total from investment operations...............              (4.75)             (3.21)         3.16          2.29            --
Underwriting expenses deducted from capital....                 --                 --            --            --          (.04)
                                                     --------------------------------------------------------------------------
Less distributions from:
 Net investment income.........................               (.29)              (.35)         (.34)         (.47)         (.09)
 Net realized gains............................                 --               (.70)         (.30)         (.06)           --
 In excess of net realized gains...............                 --               (.41)
                                                     --------------------------------------------------------------------------
Total distributions............................               (.29)             (1.46)         (.64)         (.53)         (.09)
                                                     --------------------------------------------------------------------------
Net asset value, end of period.................              $8.54             $13.58        $18.25        $15.73        $13.97
                                                     --------------------------------------------------------------------------
                                                     --------------------------------------------------------------------------
Total Return*
 Based on market value per share...............           (41.10)%           (11.82)%         7.80%        21.11%      (19.34)%
 Based on net asset value per share............           (34.55)%           (16.39)%        20.76%        16.89%        (.11)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)..............           $451,589           $733,533      $985,719      $849,510      $754,227
Ratios to average net assets:
 Expenses......................................              1.68%**            1.53%         1.50%         1.52%         1.54%**
 Net investment income.........................              4.62%**            2.14%         1.93%         2.48%         2.99%**
Portfolio turnover rate........................             22.47%             13.59%         8.73%         7.81%            --

*Total return is not annualized.
**Annualized.
+For the period September 8, 1994 (commencement of operations) to March 31,
1995.
                       See Notes to Financial Statements.
                                                                               9

PAGE

TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1998 (UNAUDITED)

                                                                 COUNTRY        SHARES           VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS 77.9%
APPLIANCES & HOUSEHOLD DURABLES .8%
*Sanyo Universal Electric Public Co Ltd., fgn. .............    Thailand          330,100     $     36,743
Semi-Tech Co. Ltd. .........................................    Hong Kong      33,582,359        1,300,214
*Shanghai Vacuum Electron Devices Co. Ltd., B...............      China         5,008,641          701,210
Shenzhen Konka Electronic Group Co. Ltd., B.................      China         2,198,381        1,446,957
                                                                                              ------------
                                                                                                 3,485,124
                                                                                              ------------
AUTOMOBILES .7%
Cycle & Carriage Ltd. ......................................    Singapore         189,000          306,268
Jardine International Motor Holdings Ltd. ..................    Hong Kong       7,683,000        2,379,712
Oriental Holdings Bhd. .....................................    Malaysia          509,000          488,903
Perusahaan Otomobil Nasional Bhd., fgn. ....................    Malaysia            2,000            1,424
Qingling Motors Co. Ltd., H.................................      China           560,000          108,408
                                                                                              ------------
                                                                                                 3,284,715
                                                                                              ------------
BANKING 13.6%
*Bangkok Bank Public Co. Ltd. ..............................    Thailand          998,400          587,220
*Bank of Ayudhya Public Co. Ltd., fgn. .....................    Thailand           29,800            4,222
HSBC Holdings Plc. .........................................    Hong Kong       2,984,505       54,694,420
Overseas Chinese Banking Corp. Ltd., fgn. ..................    Singapore         506,000        1,273,485
Philippine Commercial International Bank Inc. ..............   Philippines        154,550          346,192
*Philippine National Bank...................................   Philippines      1,319,300          919,741
Public Bank Bhd. ...........................................    Malaysia          358,000           99,225
Public Bank Bhd., fgn. .....................................    Malaysia        3,088,000          678,803
*Siam Commercial Bank Ltd., fgn. ...........................    Thailand          250,366           64,919
*Siam Commercial Bank Ltd., loc. ...........................    Thailand          528,534          133,705
*Thai Farmers Bank Public Co. Ltd. .........................    Thailand        2,365,400        1,316,438
*Thai Military Bank Ltd., fgn. .............................    Thailand          100,200           12,040
United Overseas Bank Ltd., fgn. ............................    Singapore         380,000        1,109,752
                                                                                              ------------
                                                                                                61,240,162
                                                                                              ------------
BEVERAGES & TOBACCO .6%
Fraser and Neave Ltd. ......................................    Singapore         244,000          524,295
Rothmans Industries Ltd. ...................................    Singapore           1,000            4,244
*Tsingtao Brewey Co., H.....................................      China        18,462,000        2,096,736
                                                                                              ------------
                                                                                                 2,625,275
                                                                                              ------------
BROADCASTING & PUBLISHING
Times Publishing Ltd. ......................................    Singapore          74,000           96,634
                                                                                              ------------
BUILDING MATERIALS & COMPONENTS 1.3%
Cement Industries of Malaysia Bhd. .........................    Malaysia          100,000           45,875
China Southern Glass Co. Ltd., B............................      China        10,558,963        1,349,083
K Wah International Holdings Ltd. ..........................    Hong Kong      18,276,004          825,528
Sembawang Resources Ltd. ...................................    Singapore         134,000           71,585
Shanghai Yaohua Pilkington Glass, B.........................      China         7,974,475          972,886

 10

PAGE
TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1998 (UNAUDITED) (CONT.)

                                                                 COUNTRY        SHARES           VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONT.)
BUILDING MATERIALS & COMPONENTS (CONT.)
*Siam Cement Public Co. Ltd. ...............................    Thailand          355,300     $  2,067,265
*Tipco Asphalt Public Co. Ltd., fgn. .......................    Thailand          482,300          350,775
                                                                                              ------------
                                                                                                 5,682,997
                                                                                              ------------
CHEMICALS 1.5%
*Shanghai Chlor-Alkali Chemical Co. Ltd., B.................      China         8,620,200          741,337
Shanghai Petrochemical Co. Ltd., H..........................      China        58,824,000        5,997,414
Shenzhen Petrochemical Shareholding Co. Ltd., B.............      China           778,372           95,432
Singapore Petroleum Company, fgn. ..........................    Singapore          61,000           16,203
*Thai Petrochemical Industry Public Co. Ltd., fgn. .........    Thailand        2,545,100          193,152
                                                                                              ------------
                                                                                                 7,043,538
                                                                                              ------------
CONSTRUCTION & HOUSING .5%
Hopewell Holdings Ltd. .....................................    Hong Kong      10,878,021        1,095,032
*Italian-Thai Development Public Co. Ltd., fgn. ............    Thailand          701,600          372,719
YTL Corp. Berhad............................................    Malaysia          870,000          619,461
                                                                                              ------------
                                                                                                 2,087,212
                                                                                              ------------
ELECTRICAL & ELECTRONICS 1.0%
Acer Computer International Ltd. ...........................    Singapore           9,000            2,295
Acma Ltd. ..................................................    Singapore          33,000           10,969
GP Batteries International Ltd. ............................    Singapore         626,000          810,043
*GP Batteries International Ltd., wts. .....................    Singapore         223,000           45,667
Great Wall Electronic International Ltd. ...................    Hong Kong      29,444,366          836,002
*Hana Microelectronics Co. Ltd., fgn. ......................    Thailand           18,700           53,456
*Shanghai Automation Instrumentation Co., B.................      China         2,689,416          328,109
*Shinawatra Computer & Comm. Public Co. Ltd. ...............    Thailand          893,500        2,373,324
                                                                                              ------------
                                                                                                 4,459,865
                                                                                              ------------
ENERGY SOURCES .7%
*Banpu Public Co. Ltd. .....................................    Thailand           56,200           69,664
*Petron Corporation.........................................   Philippines        670,000           43,646
Yanzhou Coal Mining Company Ltd. ...........................      China        17,789,000        3,099,329
                                                                                              ------------
                                                                                                 3,212,639
                                                                                              ------------
FINANCIAL SERVICES .5%
AMMB Holdings Bhd. .........................................    Malaysia          100,000           50,893
Hong Leong Finance Ltd., fgn. ..............................    Singapore          50,000           30,272
Industrial Finance Corp. of Thailand, fgn. .................    Thailand        2,806,500          553,774
JCG Holdings Ltd. ..........................................    Hong Kong       9,888,000        1,786,565
Overseas Union Trust, fgn. .................................    Singapore           1,000              588
*Sun Hung Kai & Co. Ltd, wts. ..............................    Hong Kong       4,342,320            5,604
                                                                                              ------------
                                                                                                 2,427,696
                                                                                              ------------

                                                                              11

PAGE
TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1998 (UNAUDITED) (CONT.)

                                                                 COUNTRY        SHARES           VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONT.)
FOOD & HOUSEHOLD PRODUCTS 1.8%
Boustead Holdings Bhd. .....................................    Malaysia           70,000     $     35,458
*Charoen Pokphand Feedmill Public Co. Ltd. .................    Thailand           11,900            8,128
Golden Resources Development International Ltd. ............    Hong Kong      23,370,000        1,115,945
Ng Fung Hong Ltd. ..........................................    Hong Kong       5,132,000        4,338,207
RFM Corp. ..................................................   Philippines         13,000            1,783
Saha Pathanapibul Public Co. Ltd., fgn. ....................    Thailand           65,000           55,907
San Miguel Corp., B.........................................   Philippines          4,000            5,166
*Serm Suk Public Co. Ltd. ..................................    Thailand           13,200           45,748
*Shanghai New Asia Group Co. Ltd., B........................      China        13,759,408        2,036,392
Tingyi (Cayman Islands) Holding Corp. ......................    Hong Kong       7,799,000          603,910
                                                                                              ------------
                                                                                                 8,246,644
                                                                                              ------------
HEALTH & PERSONAL CARE .1%
*Zhuhai Sez Lizhu Pharmaceutical Group Inc., B..............      China         1,994,354          370,636
                                                                                              ------------
INDUSTRIAL COMPONENTS .5%
Kian Joo Can Factory Bhd. ..................................    Malaysia          236,000          225,554
*Leader Universal Holdings Bhd. ............................    Malaysia          562,000           86,611
*Shanghai Refrigerator Compressor Co. Ltd., B...............      China         4,789,033          593,840
*Shanghai Tyre & Rubber Co. Ltd., B.........................      China        10,424,040        1,438,518
                                                                                              ------------
                                                                                                 2,344,523
                                                                                              ------------
INSURANCE
Bangkok Insurance Public Co. Ltd. BKI.......................    Thailand           18,500           47,736
                                                                                              ------------
LEISURE & TOURISM 1.4%
CDL Hotel International Ltd. ...............................    Hong Kong         189,179           43,459
Genting Bhd. ...............................................    Malaysia          160,600          270,529
Hinds Hotels International Ltd. ............................    Singapore          27,000           14,264
Hong Kong & Shanghai Hotels Ltd. ...........................    Hong Kong       6,150,000        3,412,919
Overseas Union Enterprise Ltd. .............................    Singapore         302,400          373,355
Republic Hotels & Resorts Ltd. .............................    Singapore          75,000           20,924
Resorts World Bhd. .........................................    Malaysia          431,000          350,134
*Shanghai Jin Jiang Tower Co. Ltd., B.......................      China        14,567,850        1,719,006
Shangri La Hotels (Malaysia) Bhd. ..........................    Malaysia           99,000           21,526
                                                                                              ------------
                                                                                                 6,226,116
                                                                                              ------------
MACHINERY & ENGINEERING .4%
Guangzhou Shipyard International Co. Ltd., H................      China         1,462,000           84,907
*Keppel Philippine Holdings Inc., B.........................   Philippines        206,800            6,074
*Northeast Electric Transmission & Transformation, H........      China         5,234,000          270,194
*Shanghai Erfangji Textile Machinery Co. Ltd., B............      China        12,987,734          935,117
*Shanghai Steel Tube Co. Ltd., B............................      China         5,594,300          447,544
*Thai Engine Manufacturing Public Company Ltd. .............    Thailand           31,000            4,862
                                                                                              ------------
                                                                                                 1,748,698
                                                                                              ------------

 12

PAGE
TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1998 (UNAUDITED) (CONT.)

                                                                 COUNTRY        SHARES           VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONT.)
MERCHANDISING 6.1%
Dairy Farm International Holdings Ltd. .....................    Hong Kong      23,885,643     $ 25,318,782
*Hour Glass Ltd. ...........................................    Singapore         171,000           27,913
*Joyce Boutique Holdings Ltd. ..............................    Hong Kong      12,276,000          188,532
Robinson & Co., Ltd. .......................................    Singapore          18,000           40,601
Siam Makro Public Company Ltd., fgn. .......................    Thailand        1,158,300        1,816,711
                                                                                              ------------
                                                                                                27,392,539
                                                                                              ------------
METALS & MINING .4%
Bengang Steel Plates Co. Ltd. ..............................      China        12,479,800        1,723,351
Malayawata Steel Bhd. ......................................    Malaysia          135,000           24,031
Natsteel Ltd. ..............................................    Singapore         251,000          184,745
*Philex Mining Corp., B.....................................   Philippines      3,372,000           38,152
                                                                                              ------------
                                                                                                 1,970,279
                                                                                              ------------
MISC MATERIALS & COMMODITIES .1%
*Luoyang Glass Co. Ltd., H..................................      China        10,627,000          377,160
                                                                                              ------------
MULTI-INDUSTRY 19.8%
Cheung Kong Holdings Ltd. ..................................    Hong Kong       6,167,000       28,572,666
China Resources Enterprises Ltd. ...........................      China        12,684,000       11,540,582
Citic Pacific Ltd. .........................................    Hong Kong       6,176,000       10,839,982
Hong Leong Industries Bhd. .................................    Malaysia          237,000          105,327
Hutchison Whampoa Ltd. .....................................    Hong Kong       2,511,000       13,221,759
Jardine Matheson Holdings Ltd. .............................    Hong Kong       3,838,691        7,869,317
Jardine Strategic Holdings Ltd. ............................    Hong Kong       7,295,625        8,025,188
Lai Sun Garment International Ltd. .........................    Hong Kong       6,979,000        1,053,808
Sembawang Corp. Ltd. .......................................    Singapore         256,000          426,996
WBL Corp. Ltd. .............................................    Singapore          49,000           21,669
Wheelock and Company Ltd. ..................................    Hong Kong      13,930,511        7,910,466
                                                                                              ------------
                                                                                                89,587,760
                                                                                              ------------
REAL ESTATE 12.2%
*Belle Corp. ...............................................   Philippines     68,163,000        1,246,409
China Overseas Land & Investment Ltd. ......................    Hong Kong      48,378,000        4,807,519
China Vanke Co. Ltd., B.....................................      China         7,612,125        2,750,719
Hang Lung Development Co. Ltd. .............................    Hong Kong      17,574,000       15,422,753
Henderson China Holdings Limited............................    Hong Kong       1,009,500          289,880
Lai Sun Development Co. Ltd. ...............................    Hong Kong      20,693,400        2,350,169
New World Development Co. Ltd. .............................    Hong Kong       9,504,112       12,756,374
Shanghai Jinqiao Export Processing Zone Development, B......      China         5,551,730        1,343,519
*Shanghai Lujiaxui Finance & Trade Zn Dev Stock Co Ltd, B...      China         8,459,866        3,536,224
*Shanghai Wai Gaoqiao Free Trade Zone Dev. Co., B...........      China         1,325,900          336,779
Sun Hung Kai Properties Ltd. ...............................    Hong Kong       2,576,752        9,128,456
United Industrial Corporation Ltd. .........................    Singapore       1,409,000          409,812
United Overseas Land Ltd. ..................................    Singapore       1,521,000          613,925
                                                                                              ------------
                                                                                                54,992,538
                                                                                              ------------

                                                                              13

PAGE
TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1998 (UNAUDITED) (CONT.)

                                                                 COUNTRY        SHARES           VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONT.)
RECREATION & OTHER CONSUMER GOODS 2.3%
*KTP Holdings Ltd. .........................................    Hong Kong         984,500     $     27,953
*KTP Holdings Ltd., wts. ...................................    Hong Kong         384,350              496
Tanjong Plc. ...............................................    Malaysia        1,042,000          926,167
Yue Yuen Industrial (Holdings) Ltd. ........................    Hong Kong       5,329,800        9,423,535
                                                                                              ------------
                                                                                                10,378,151
                                                                                              ------------
TELECOMMUNICATIONS .8%
*Digital Telecommunications Philippines Inc. ...............   Philippines        417,000            4,194
Philippine Long Distance Telephone Co., ADR.................   Philippines         49,000          992,250
*Thai Telephone & Telecommunication Public Co. Ltd.,
  fgn. .....................................................    Thailand       14,104,500        1,498,581
*Total Access Communication Public Co. Ltd. ................    Thailand        1,256,000          835,240
*United Communications Industry Public Co. Ltd., loc. ......    Thailand          417,400          105,591
                                                                                              ------------
                                                                                                 3,435,856
                                                                                              ------------
TEXTILES & APPAREL .3%
Goldlion Holdings Ltd. .....................................    Hong Kong      20,720,000        1,550,958
                                                                                              ------------
TRANSPORTATION 3.7%
Chiwan Wharf Holdings Ltd., B...............................      China         9,001,800        1,614,829
Cross Harbour Tunnel Co. Ltd. ..............................    Hong Kong       1,738,000        1,424,314
Delgro Corp. ...............................................    Singapore         126,500           92,358
Guangshen Railway Co. Ltd., ADR.............................      China           334,400        2,236,300
Guangshen Railway Co. Ltd., H...............................      China        37,876,000        4,937,054
Hai Sun Hup Group Ltd. .....................................    Singapore         134,000           24,657
IMC Holdings Ltd. ..........................................    Hong Kong         362,000           42,047
Keppel Corp., Ltd. .........................................    Singapore         494,000          583,522
Malaysian Airlines System Bhd. .............................    Malaysia          596,000          213,607
*Neptune Orient Lines Ltd. .................................    Singapore         436,000           89,286
*Osprey Maritime Ltd. ......................................    Singapore          10,000            2,968
SBS Bus Service Ltd., fgn. .................................    Singapore         136,000           62,967
+*Shanghai Dazhong Taxi Shareholding Co. Ltd., B............      China        11,983,600        5,536,423
TIBS Holdings Ltd. .........................................    Singapore         155,500           64,611
                                                                                              ------------
                                                                                                16,924,943
                                                                                              ------------
UTILITIES ELECTRICAL & GAS 6.8%
CLP Holdings Ltd. ..........................................    Hong Kong         239,500        1,168,368
Guangdong Electric Power Development Co Ltd., B.............      China        22,239,607        7,577,281
Hong Kong Electric Holdings Ltd. ...........................    Hong Kong       4,852,700       16,690,257
Shandong Huaneng Power Development Co. Ltd., ADR............      China           915,100        4,117,950
Wing Shan International Ltd. ...............................    Hong Kong      15,536,000        1,142,864
                                                                                              ------------
                                                                                                30,696,720
                                                                                              ------------
WHOLESALE & INTERNATIONAL TRADE
Metro Holdings Ltd. ........................................    Singapore          91,000           43,212
                                                                                              ------------
TOTAL COMMON STOCKS AND WARRANTS (COST $540,626,796)........                                   351,980,326
                                                                                              ------------

 14

PAGE
TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1998 (UNAUDITED) (CONT.)

                                                                               PRINCIPAL
                                                                 COUNTRY       AMOUNT**          VALUE
----------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS (COST $98,544,586) 21.9%
U.S. Treasury Bills, 4.12% to 5.135%, with maturities to
  3/18/99...................................................  United States   $99,403,000     $ 98,716,667
                                                                                              ------------
TOTAL INVESTMENTS (COST $639,171,382) 99.8%.................                                   450,696,993
OTHER ASSETS, LESS LIABILITIES .2%..........................                                       892,250
                                                                                              ------------
TOTAL NET ASSETS 100.0%.....................................                                  $451,589,243
                                                                                              ------------
                                                                                              ------------

*Non-income producing.
**Securities traded in U.S. Dollars.
+The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in affiliated companies at September 30, 1998 were $5,536,423.
                       See Notes to Financial Statements.
                                                                              15

PAGE

TEMPLETON DRAGON FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $639,171,382)....    $ 450,696,993
 Receivables:
  Investment securities sold................................          370,069
  Dividends and interest....................................        1,731,819
                                                                -------------
      Total assets..........................................      452,798,881
                                                                -------------
Liabilities:
 Payables to affiliates.....................................          497,908
 Funds advanced by custodian................................          134,729
 Accrued expenses...........................................          577,001
                                                                -------------
      Total liabilities.....................................        1,209,638
                                                                -------------
Net assets, at value........................................    $ 451,589,243
                                                                -------------
                                                                -------------
Net assets consist of:
 Distributions in excess of net investment income...........    $    (713,605)
 Net unrealized depreciation................................     (188,474,389)
 Accumulated net realized loss..............................     (107,650,766)
 Capital shares.............................................      748,428,003
                                                                -------------
Net assets, at value........................................    $ 451,589,243
                                                                -------------
                                                                -------------
Net asset value per share ($451,589,243 / 52,859,893 shares
  outstanding)..............................................            $8.54
                                                                -------------
                                                                -------------

                       See Notes to Financial Statements.
 16

PAGE

TEMPLETON DRAGON FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $56,369)
 Dividends..................................................    $ 14,446,701
 Interest...................................................       2,581,766
                                                                ------------
      Total investment income...............................                       $  17,028,467
Expenses:
 Management fees (Note 3)...................................       3,403,571
 Administrative fees (Note 3)...............................         408,428
 Transfer agent fees........................................          16,000
 Custodian fees.............................................         275,000
 Reports to shareholders....................................         268,500
 Registration and filing fees...............................          37,500
 Professional fees..........................................         101,500
 Directors' fees and expenses...............................          18,500
 Amortization of organization costs.........................           2,013
 Other......................................................           1,496
                                                                ------------
      Total expenses........................................                           4,532,508
                                                                                   -------------
            Net investment income...........................                          12,495,959
                                                                                   -------------
Realized and unrealized losses:
 Net realized loss from:
  Investments...............................................     (85,626,054)
  Foreign currency transactions.............................         (18,759)
                                                                ------------
      Net realized loss.....................................                         (85,644,813)
      Net unrealized depreciation on investments............                        (182,876,789)
                                                                                   -------------
Net realized and unrealized loss............................                        (268,521,602)
                                                                                   -------------
Net decrease in net assets resulting from operations........                       $(256,025,643)
                                                                                   -------------
                                                                                   -------------

                       See Notes to Financial Statements.
                                                                              17

PAGE

TEMPLETON DRAGON FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS ENDED
                                                                SEPTEMBER 30, 1998         YEAR ENDED
                                                                   (UNAUDITED)           MARCH 31, 1998
                                                                ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................      $  12,495,959          $  19,723,937
  Net realized gain (loss) from investments and foreign
    currency transactions...................................        (85,644,813)            13,713,305
  Net unrealized depreciation on investments................       (182,876,789)          (207,043,045)
                                                                ---------------------------------------
    Net decrease in net assets resulting from operations....       (256,025,643)          (173,605,803)
 Distributions to shareholders from:
  Net investment income.....................................        (15,050,771)           (18,632,447)
  Net realized gains........................................                 --            (37,941,920)
  In excess of net realized gains...........................                 --            (22,005,953)
 Capital share transactions (Note 2)........................        (10,866,956)                    --
                                                                ---------------------------------------
    Net decrease in net assets..............................       (281,943,370)          (252,186,123)
Net assets:
 Beginning of period........................................        733,532,613            985,718,736
                                                                ---------------------------------------
 End of period..............................................      $ 451,589,243          $ 733,532,613
                                                                ---------------------------------------
                                                                ---------------------------------------
Undistributed net investment income/(Distributions in excess of net investment income) included in net assets:
 End of period..............................................      $    (713,605)         $   1,841,207
                                                                ---------------------------------------
                                                                ---------------------------------------

                       See Notes to Financial Statements.
 18

PAGE

TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Dragon Fund, Inc. (the Fund), is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks to achieve its objective by investing in equity securities of "China companies", as defined in the Fund's prospectus. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as

                                                                              19

PAGE
TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.)

information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

On October 18, 1997, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund from time to time at the discretion of management may purchase up to an aggregate of 5.4 million shares of the Fund's Common Stock.

At September 30, 1998, there were 100 million shares authorized ($0.01 par value). During the six months ended September 30, 1998, 1,147,200 were repurchased for $10,866,956. For the year ended March 31, 1998, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Ltd. (TAML) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average weekly net assets of the Fund. The Fund pays FT Services an administrative fee of 0.15% per year of the Fund's average weekly net assets, of which 0.10% is paid to Nomura Capital Management, Inc. (NCM).

Legal fees of $5,003 were paid to a law firm in which a partner is an officer of the Fund.

 20

PAGE
TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES

At September 30, 1998, the net unrealized depreciation based on the cost of investments for income tax purposes of $640,239,526 was as follows:

Unrealized appreciation.....................................    $  30,506,775
Unrealized depreciation.....................................     (220,049,308)
                                                                -------------
Net unrealized depreciation.................................    $(189,542,533)
                                                                =============

Net realized capital gains differ for financial statement and tax purposes primarily due to differing tax treatments of wash sales and losses realized on the sale of securities subsequent to October 31.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the six months ended September 30, 1998 aggregated $101,770,053 and $153,170,867, respectively.

                                                                              21

PAGE

TEMPLETON DRAGON FUND, INC.
Annual Meeting of Shareholders, September 29, 1998

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on September 29, 1998. The purpose of the meeting was to elect six Directors of the Fund; to ratify the selection of McGladrey & Pullen, LLP, as the Fund's independent auditors for the fiscal year ending March 31, 1999; to consider the approval or rejection of a shareholder proposal to request and recommend that the Board of Directors consider approving, and submitting for shareholder approval, a proposal to convert the Fund from a closed-end fund to an open-end fund; and in their discretion, to authorize the proxyholders to vote upon such other matters that may legally come before the meeting or any adjournment of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Frank J. Crothers, Martin L. Flanagan, Andrew H. Hines, Jr., Edith E. Holiday, Charles B. Johnson, and Constantine D. Tseretopoulos.* Shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Fund's independent auditors for the fiscal year ending March 31, 1999. Shareholders voted to reject the proposal to request and recommend that the Board of Directors consider approving, and submitting for shareholder approval, a proposal to convert the Fund from a closed-end fund to an open-end fund. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of six (6) Directors:

                                                                                 % OF                            % OF
                                                                              OUTSTANDING                     OUTSTANDING
TERM EXPIRING 1999:                                              FOR            SHARES         WITHHELD         SHARES
-------------------------------------------------------------------------------------------------------------------------
Frank J. Crothers...........................................  43,769,006        82.80%         2,764,469         5.23%
Constantine D. Tseretopoulos................................  43,721,843        82.71%         2,811,632         5.32%

TERM EXPIRING 2001:
--------------
Martin L. Flanagan..........................................  43,822,876        82.90%         2,710,599         5.13%
Andrew H. Hines, Jr.........................................  43,656,190        82.59%         2,877,285         5.44%
Edith E. Holiday............................................  43,754,374        82.77%         2,779,101         5.26%
Charles B. Johnson..........................................  43,895,763        83.04%         2,637,712         4.99%

2. The ratification of the selection of McGladrey & Pullen, LLP, as independent auditors for the Fund for the fiscal year ending March 31, 1999:

               % OF                      % OF                    % OF
            OUTSTANDING               OUTSTANDING             OUTSTANDING
   FOR        SHARES       AGAINST      SHARES      ABSTAIN     SHARES
-------------------------------------------------------------------------
44,160,359    83.54%      1,584,167      3.00%      788,947      1.49%

3. The rejection of a shareholder proposal to request and recommend that the Board of Directors consider approving, and submitting for shareholder approval, a proposal to convert the Fund from a closed-end fund to an open-end fund:

               % OF                       % OF                    % OF                       % OF
            OUTSTANDING                OUTSTANDING             OUTSTANDING     BROKER     OUTSTANDING
   FOR        SHARES       AGAINST       SHARES      ABSTAIN     SHARES      NON-VOTES      SHARES
-----------------------------------------------------------------------------------------------------
 7,518,096    14.22%      18,929,368     35.81%      3,429,203    6.49%      16,656,808     31.51%

*Harris J. Ashton, Nicholas F. Brady, S. Joseph Fortunato, John Wm. Galbraith, Betty P. Krahmer, Gordon S. Macklin, and Fred R. Millsaps are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
 22

PAGE

TEMPLETON DRAGON FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan (other than shareholders holding their shares through Japan Securities Clearing Corporation, who will not be enrolled in the Plan unless certain conditions are met and they elect to participate), unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company (the "Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Agent, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Dragon Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares in the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

                                                                              23

PAGE

TEMPLETON DRAGON FUND, INC.

TRANSFER AGENT

ChaseMellon Shareholder Services
450 West 33rd Street
New York, New York 10001
1-800/416-5585

SHAREHOLDER INFORMATION

Shares of Templeton Dragon Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TDF." The Fund's shares are also listed and traded in Japan on the Osaka Exchange. Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific Time any business day at 1-800-DIAL BEN(R) (1-800-342-5236).

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Dragon Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

 24



LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.



FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Global
 Currency Fund
Franklin Templeton Hard
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES

Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts
Michigan**
Minnesota
Missouri
New Jersey
New York**
North Carolina
Ohio
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)

* These funds are now closed to new accounts, with the exception of retirement plan accounts.
** Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).
*** The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.
+ Portfolio of insured municipal securities.
++ Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.

09/98

PAGE


TEMPLETON DRAGON FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

TRANSFER AGENT
ChaseMellon Shareholder Services
450 West 33rd Street
New York, New York 10001
1-800/416-5585

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up, and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

TLTDF S98 11/98                      [RECYCLE LOGO]  Printed on recycled paper